UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 12, 2006


                                  Bionovo, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-50073                                          87-0576481
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(Commission File Number)                       (IRS Employer Identification No.)


           5858 Horton Street, Suite 375
               Emeryville, California                       94608
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      (Address of Principal Executive Offices)            (Zip Code)


                                 (510) 601-2000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

NIH Notice of Grant Award

On July 12, 2006, Bionovo, Inc. ("Bionovo") announced its receipt of a notice of grant award from The National Institutes of Health (NIH) to study a novel mechanism of nuclear transport regulation in cancer cells. The press release announcing the grant award is attached hereto as Exhibit 99.1.

BZL101

Bionovo completed a Phase I clinical trial of its anti-cancer drug candidate BZL101 for breast cancer during 2004, and has recently submitted an investigational new drug (or IND) application to the U.S. Food and Drug Administration (or FDA) for a Phase II trial. Based on preclinical testing, Bionovo is now preparing an IND application for a Phase I/II clinical trial of BZL101 with respect to pancreatic cancer.

According to the American Cancer Society (Cancer Facts and Figures 2004), cancer of the pancreas is the fourth leading cause of cancer death in the United States and each year, over 30,300 people will be diagnosed with pancreatic cancer. Men and women diagnosed with pancreatic cancer typically have a poor prognosis since the cancer usually causes no symptoms in its earliest phase leading to metastatic disease at the time of diagnosis. Indeed, the five year survival rate for persons diagnosed with pancreatic cancer is 4% and the median survival period from diagnosis is approximately 3 to 6 months, according to the American Cancer Society (Cancer Facts and Figures 2004). Currently, there are only two FDA approved pharmacological agents for the treatment of pancreatic cancer. Bionovo recognizes that more effective therapies, with fewer toxicities, are urgently needed to treat pancreatic cancer.

Bionovo is seeking to conduct a multi-center, Phase I/II, open-label, non-randomized, dose escalation trial to assess safety, feasibility, optimal dosing and preliminary efficacy of BZL101 for the treatment of pancreatic cancer. Subject to FDA approval of Bionovo's IND application once filed and receipt of sufficient funding, Bionovo expects to commence the Phase I/II trial in the next 12 months. The primary outcome measure will be response to therapy evaluated by the Response Evaluation Criteria in Solid Tumors (RECIST). Secondary measures of efficacy will include: duration of overall objective response, progression free survival, overall survival, and patient reported quality of life measures. Recruitment for the clinical trial is anticipated to take place at two academic clinical sites in the United States.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

      Exhibit No.      Description
      -----------      -----------

      99.1             Press Release of Bionovo, Inc. issued on July 12, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BIONOVO, INC.


Date: July 12, 2006                     By: /s/ James P. Stapleton
                                            -----------------------
                                            James P. Stapleton
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release of Bionovo, Inc. issued on July 12, 2006


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